Exhibit 10.19

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

Principal Life Insurance Company, Raleigh, NC 27612
A member of the Principal Financial Group®

THE EXECUTIVE NONQUALIFIED “EXCESS” PLAN

ADOPTION AGREEMENT

THIS AGREEMENT is the adoption by DCP Midstream, LP (the “Company”) of the Executive Nonqualified Excess Plan (“Plan”).

WITNESSETH:

WHEREAS, the Company desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and
WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder and shall apply to amounts subject to section 409A; and
WHEREAS, the Company has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan,
NOW, THEREFORE, the Company hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6	Committee:		The duties of the Committee set forth in the Plan shall be satisfied by:
	—	(a)	Company
	—	(b)	The administrative committee appointed by the Board to serve at the pleasure of the Board.
	—	(c)	Board.
	XX	(d)	Other (specify): Compensation Committee of The Board of Directors or such other Committee as delegated by the Compensation Committee.

DD2320-5

2.8	Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

XX	(a)	Base salary.
—	(b)	Service Bonus.
—	(c)	Performance-Based Compensation earned in a period of 12 months or more.
—	(d)	Commissions.
—	(e)	Compensation received as an Independent Contractor reportable on Form 1099.
XX	(f)	Other: Short Term Incentive Compensation.
XX	(g)	Other: Restricted Phantom Long Term Incentive Compensation.
XX	(h)	Other: Relative Performance Long Term Incentive Compensation.
XX	(i)	Other: Strategic Performance Long Term Incentive Compensation.
XX	(j)	Other: Other Bonus.

2.9	Crediting Date: The Deferred Compensation Account of a Participant shall be credited as follows:
Participant Deferral Credits at the time designated below:

—	(a)	The last business day of each Plan Year.
—	(b)	The last business day of each calendar quarter during the Plan Year.
—	(c)	The last business day of each month during the Plan Year.
—	(d)	The last business day of each payroll period during the Plan Year.
—	(e)	Each pay day as reported by the Employer.
XX	(f)	On any business day as specified by the Employer.
—	(g)	Other: .

Employer Credits at the time designated below:

XX	(a)	On any business day as specified by the Employer.
—	(b)	Other:	.

2.13	Effective Date:

—	(a)	This is a newly-established Plan, and the Effective Date of the Plan is	.
.

XX	(b)
This is an amendment and restatement of a plan named DCP Midstream, LP Executive Deferred Compensation Plan with an effective date of January l, 2005. The Effective Date of this amended and restated Plan is August 1, 2009. This is amendment number 2.

		—	(i)	All amounts in Deferred Compensation Accounts shall be subject to the provisions of this amended and restated Plan.
		XX	(ii)	Any Grandfathered Amounts shall be subject to the Plan rules in effect on October 3, 2004.

2.20	Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

XX	(a)	Age 55.
—	(b)
The later of age___ or the_______ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

—	(c)	Other:	.

2.23	Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN
DCP Midstream, LP	370 17th Street, Suite 2500	303-595-3331	84-1041166
Denver, CO 80202

2.26	Plan: The name of the Plan is
DCP Midstream, LP Executive Deferred Compensation Plan.

2.28	Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30	Seniority Date: The date on which a Participant has:

XX	(a)	Attained age 55.
—	(b)	Completed __ Years of Service from First Date of Service.
—	(c)	Attained age__ and completed __ Years of Service from First Date of Service.
—	(d)	Attained an age as elected by the Participant.
—	(e)	Not applicable – distribution elections for Separation from Service are not based on Seniority Date

4.1    Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

XX	(a)	Base salary:
		minimum deferral:	____________%
		maximum deferral:	$____________	or	75%
—	(b)	Service Bonus:
		minimum deferral:	____________%
		maximum deferral :	$____________	or	%
—	(c)	Performance-Based Compensation:
		minimum deferral:	____________%
		maximum deferral :	$____________	or	%
—	(d)	Commissions:
		minimum deferral:	____________%
		maximum deferral :	$____________	or	%
—	(e)	Form 1099 Compensation:
		minimum deferral:	____________%
		maximum deferral :	$____________	or	%
XX	(f)	Other: Short Term Incentive Compensation:
		minimum deferral:	____________%
		maximum deferral:	$____________	or	100%
XX	(g)	Other: Restricted Phantom Long Term Incentive Compensation:
		minimum deferral:	____________%
		maximum deferral:	$____________	or	100%
XX	(h)	Other: Relative Performance Long Term Incentive Compensation:
		minimum deferral:	____________%
		maximum deferral:	$____________	or	100%
XX	(i)	Other: Strategic Performance Long Term Incentive Compensation:
		minimum deferral:	___________%
		maximum deferral:	$___________	or	100%
XX	(j)	Other: Other Bonus:
		minimum deferral:	___________%	or
		maximum deferral:	$___________	or	100%

4.2    Employer Credits: Employer Credits will be made in the following manner:

—	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:
		—	(i) An amount determined each Plan Year by the Employer.
		—	(ii) Other: ________________________________________.
—	(b)	Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:
		—	(i) An amount determined each Plan Year by the Employer.
		—	(ii) Other: ________________________________________.
XX	(c)	Employer Retirement & Other Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:
		XX	(i) An amount determined each Plan Year by the Employer.
		—	(ii) Other: ______________________________________.
XX	(d)	Employer Matching Credits: The Employer may make other credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:
		XX	(i) An amount determined each Plan Year by the Employer.
		—	(ii) Other: _________________________________.
—	(e)	Employer Credits not allowed.

5.2     Disability of a Participant:

XX	(a)	A Participant’s becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.
—	(b)	A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3     Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

—	(a)	An amount to be determined by the Committee.
—	(b)	Other:________________________________________________.
XX	(c)	No additional benefits.

5.4     In-Service or Education Distributions: In-Service and Education Accounts are permitted under the Plan:

XX	(a)	In-Service Accounts are allowed with respect to:
		—	Participant Deferral Credits only.
		—	Employer Credits only.
		XX	Participant Deferral and Employer Credits.
In-service distributions may be made in the following manner:
		XX	Single lump sum payment.
		—	Annual installments over a term certain not to exceed _ years.
Education Accounts are allowed with respect to:
		—	Participant Deferral Credits only.
		—	Employer Credits only.
		XX	Participant Deferral and Employer Credits.
Education Accounts distributions may be made in the following manner:
		—	Single lump sum payment.
		XX	Annual installments over a term certain not to exceed 5 years.
If applicable, amounts not vested at the time payments due under this Section cease will be:
		—	Forfeited
		XX	Distributed at Separation from Service if vested at that time
—	(b)	No In-Service or Education Distributions permitted.

5.5    Change in Control Event:

—	(a)	Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.
XX	(b)	A Change in Control shall not be a Qualifying Distribution Event.

5.6    Unforeseeable Emergency Event:

XX	(a)	Participants may apply to have accounts distributed upon an Unforeseeable Emergency event.

—	(b)	An Unforeseeable Emergency shall not be a Qualifying Distribution Event

6.    Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

—	(a)	Normal Retirement Age.
XX	(b)	Death.
XX	(c)	Disability.
XX	(d)	Change in Control Event
XX	(e)	Other: Committee Discretion
XX	(f)	Satisfaction of the vesting requirement as specified below:
	—	Employer Discretionary Credits:
		—	(i)	Immediate 100% vesting.
		—	(ii)	100% vesting after __Years of Service.
		—	(iii)	100% vesting at age __	.
		—	(iv)	Number of Years		Vested
				of Service		Percentage
				Less than	1	__%
					1	__%
					2	__%
					3	__%
					4	__%
					5	__%
					6	__%
					7	__%
					8	__%
					9	__%
					10 or more	__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

—	(1)	First Day of Service.
—	(2)	Effective Date of Plan Participation.
—	(3)
Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

—	Other Employer Credits:

—	(i)	Immediate 100% vesting.
—	(ii)	100% vesting after __ Years of Service.
—	(iii)	100% vesting at age __	.
—	(iv)	Number of Years		Vested
		of Service		Percentage
		Less than	1	__%
			1	__%
			2	__%
			3	__%
			4	__%
			5	__%
			6	__%
			7	__%
			8	__%
			9	__%
			10 or more	__%
For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

—	(1)	First Day of Service.
—	(2)	Effective Date of Plan Participation.
—	(3)
Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

XX    Employer Retirement & Other Credits:

XX	(i)	Immediate 100% vesting for credits made before 1/1/2009.
—	(ii)	100% vesting after __ Years of Service.
—	(iii)	100% vesting at age ___.
XX	(iv)	Number of Years		Vested
		of Service		Percentage
		Less than	1	—%
			1	20%
			2	40%
			3	60%
			4	80%
			5	100%
			6	__%
			7	__%
			8	__%
			9	__%
			10 or more	__%

For credits made after 12/31/08.

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

—	(1)	First Day of Service.
—	(2)	Effective Date of Plan Participation.
—	(3)
Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

XX	(4)	Benefit Eligibility Date.

XX	Employer Matching Credits:
XX	(i)	Immediate 100% vesting.
—	(ii)	100% vesting after __Years of Service.
—	(iii)	100% vesting at age __.
—	(iv)	Number of Years	Vested

of Service		Percentage
Less than	1	__%
	1	__%
	2	__%
	3	__%
	4	__%
	5	__%
	6	__%
	7	__%
	8	__%
	9	__%
	10 or more	__%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

—	(1)	First Day of Service.
—	(2)	Effective Date of Plan Participation.
—	(3)
Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account.

7.1     Payment Options: Any benefit payable under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participation Agreement:

(a)	Separation from Service prior to Seniority Date. or Separation from Service if Seniority Date is Not Applicable
	XX	(i)	A lump sum.
	—	(ii)	Annual installments over a term certain as elected by the Participant not to exceed ___ years.
	—	(iii)	Other: ________________________________________________________.
(b)	Separation from Service on or After Seniority Date. If Applicable
	XX	(i)	A lump sum.
	—	(ii)	Annual installments over a term certain as elected by the Participant not to exceed ___ years.
	XX	(iii)	Other: Annual Installments as elected by the Participant of at least 3 years and not more than 10 years.

(c)	Separation from Service Upon a Change in Control Event
	XX	(i)	A lump sum.
	—	(ii)	Annual installments over a term certain as elected by the Participant not to exceed ___ years.
	—	(iii)	Other: _______________________________________________________.
(d)	Death
	XX	(i)	A lump sum.
	XX	(ii)	Annual installments over a term certain as elected by the Participant not to exceed 3 years.
	—	(iii)	Other: _______________________________________________________.
(e)	Disability
	XX	(i)	A lump sum.
	—	(ii)	Annual installments over a term certain as elected by the Participant not to exceed __ years.
	—	(iii)	Other: _______________________________________________________.
	—	(iv)	Not applicable.
If applicable, amounts not vested at the time payments due under this Section cease will be:

	—	Forfeited
	—	Distributed at Separation from Service if vested at that time

(f)	Change in Control Event
	—	(i)	A lump sum.
	—	(ii)	Annual installments over a term certain as elected by the Participant not to exceed ___ years.
	—	(iii)	Other: ____________________________________________________.
	XX	(iv)	Not applicable.
If applicable, amounts not vested at the time payments due under this Section cease will be:
	—	Forfeited
	—	Distributed at Separation from Service if vested at that time

7.4	De Minimis Amounts.
	—	(a)
Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $ _____. In addition, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(l)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan

	XX	(b)
There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant’s vested balance at any time if the balance does not exceed the limit in Section 402(g)(l)(B) of the Code and results in the termination of the Participant’s entire interest in the Plan.

10.1	Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:
	XX	(a)	Company.
	—	(b)	Employer or Participating Employer who employed the Participant when amounts were deferred.

14.
Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Sections 2.5, 2.10, 2.24, 2.29, 4.1 of the Plan shall be amended to read as provided in attached Exhibit 1.

	—	There are no amendments to the Plan.

17.9        Construction: The provisions of the Plan shall be construed and enforced according to the laws of the State of Delaware, except to the extent that such laws arc superseded by ERISA and the applicable provisions of the Code.
IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

DCP Midstream. LP
Name of Employer
By: [Illegible]
Authorized Person
Date:	7/13/09

EXHIBIT 1
TO
THE ADOPTION AGREEMENT FOR THE
EXECUTIVE NONQUALIFIED EXCESS PLAN
In accordance with Section 14 of the Adoption Agreement (the “AA”) for the Executive Nonqualified Excess Plan as adopted for the DCP Midstream, LP Executive Deferred Compensation Plan (the “Plan”), which permits DCP Midstream, LP (“DCP”), as sponsor of the Plan, to amend the terms of the AA and the Plan, DCP hereby adopts this Exhibit l to the AA concurrently with the adoption of the Plan. All other provisions of the Plan and AA remain in force and unamended.
1.         Section 2 of the Plan shall be amended by adding the following as new Sections 2.5A and 2.5B:
2.5A “Class Year” means the bookkeeping subaccount in the Participant’s Deferred Compensation Account according to which Participant Deferral Credits or Employer Credits (and credited earnings and losses thereon) allocated to a Participant for a specific Plan Year or performance period are tracked. In the case of Compensation earned and/or vested over a multiple-year performance period, the Class Year may be expressed as the first, last or multiple years of the performance period.
2.5B “Class Year Credits” means the Participant Deferral Credits or Employer Credits, whichever is applicable, that are allocated to a Participant’s Account for a specific Plan Year or performance period.
2.         Section 2.10 of the Plan entitled “Deferred Compensation Account” shall be amended by adding the following new sentence as the final sentence thereto:
Notwithstanding the foregoing or any other reference to a Deferred Compensation Account in the Plan or Adoption Agreement, a Participant’s Deferred Compensation Account shall be maintained, administered and distributed on the basis of a Class Year with Class Year Credits.
3.         Section 2.24 of the Plan entitled “Participation Agreement” shall be amended by adding the following sentence as the final sentence thereto:
If and in the manner permitted by the Employer, a Participation Agreement also shall mean the electronic transmission of a Participant election to the Employer that complies with Section 4.1.
4.         Section 2.29 of the Plan entitled “Qualifying Distribution Event” shall be amended by adding the following sentence as the final sentence thereto:
Notwithstanding the foregoing, if the time specified by the Participant for an In-Service or Education Distribution applies to mandatory deferrals of awards such as Relative Performance Units (“RPUs”) under the DCP Midstream, LP Long-Term Incentive Plan (the “LTIP”), the Qualifying Distribution Event shall be the later of the time elected under this subsection and the time of distribution as required under the LTIP.

5.         Section 4.1.2 of the Plan shall be amended by deleting the final sentence thereto and replacing it with the following sentence:
The election of a Participant shall be effective only with respect to the Class Year Credits on account of which the election is made.

6.         Section 4.1 of the Plan shall be amended by adding the following new Section 4.1.10 thereto:
4.1.10 Notwithstanding any other provisions to the contrary, mandatory deferrals of awards such as Relative Performance Units (“RPUs”) under the DCP Midstream, LP Long-Term Incentive Plan (the “LTIP”) shall be subject to a substantial risk of forfeiture in accordance with the terms of any vesting schedule or conditions provided in the LTIP.
In Witness Whereof, this Exhibit 1 to the Adoption Agreement has been executed as of the day and year stated below.

DCP MIDSTREAM, LP
By: [Illegible]
Title: GVP & CFO
Date: 7/13/09

4509456 1 DOC.

Amendment 3
The following is an amendment to the DCP Midstream, LP Executive Deferred Compensation Plan, with an effective date of January 1, 2010.

4.1	Participant Deferral Credits: As of the effective date, the maximum deferral percentage for the Short Term Incentive Compensation will be 90%.
	XX	(f) Other: Short Term Incentive Compensation:
minimum deferral: __________%
maximum deferral: $ or 90%

7.1	Payment Options: As of the effective date, the Separation from Service Upon a Change in Control Event will no longer be a qualifying distribution event under the plan.
	(c)	Separation from Service Upon a Change in Control Event
	—	(i) A lump sum.
	—	(ii) Annual installments over a term certain as elected by the Participant not to exceed ___ years.
	—	(iii) Other: ____________________________________________________.

This Amendment 3 to the Adoption Agreement has been executed as of the day and year stated below:

DCP Midstream, LP
By: [Illegible]
Title: CAO
Date: 11/9/05